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                                                                  EXHIBIT 10.3.4

                      FOURTH AMENDMENT TO LEASE AGREEMENT
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THIS FOURTH AMENDMENT TO LEASE AGREEMENT made this 20th day of January, 1998, by
                                                   ----        -------
and between Pickering Acquisition Associates (hereinafter called "Landlord") and U.S. Bioscience, Inc., (hereinafter called "Tenant").


                                   WITNESSETH

     WHEREAS Landlord and Tenant are parties to a Lease Agreement dated June 15, 1992, such lease as previously amended and amended hereby (hereinafter called "Lease"); and

     WHEREAS Tenant has given the Option Notice exercising its option to extend the term of the Lease for an additional period of two (2) years as set forth therein; and

     WHEREAS the term of the Lease shall be extended in accordance with the terms, conditions and provisions as outlined herein.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

     1. The Lease is hereby amended to extend the term of the Lease for an additional period of two (2) years commencing July 1, 1998 and continuing through June 30, 2000 (the "extension
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Period").

     2. The Annual Fixed Rent during the Extension Period shall be determined in accordance with paragraph 4 of the Third Amendment to Lease Agreement dated October 12, 1995, which amount shall be provided to Tenant by Landlord prior to the commencement of the Extension Period.

     3. All other Terms, Conditions and Provisions of the Lease not inconsistent herewith, are hereby ratified and confirmed.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant, by their duly authorized officers, have executed this Fourth Amendment to Lease Agreement as of the date first above written.

                                         PICKERING ACQUISITION ASSOCIATES


                                         By its General Partner as follows:
                                         PBS Properties, LTD.
                                         By its sole General Partner as follows:
                                         PBS Properties, Inc.

Attest:
                                         /s/ Peter O. Schultz, Jr.
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David M. Boucher, Secretary              Peter O. Schultz, Jr., President

Attest:                                  U.S. BIOSCIENCE, INC.

By:                                      By:  /s/ Donald O. Brown
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